UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 24, 2010

Essex Rental Corp.
(Exact name of registrant as specified in charter)

Delaware	000-52459	20-5415048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    847-215-6502

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Form 8-K filed by Essex Rental Corp. (“Essex”) with the Securities and Exchange Commission on December 1, 2010 (the “Initial 8-K”), announcing the completion of the acquisition (the “Acquisition”) of the assets of Coast Crane Company (“Coast”) by CC Bidding Corp. (“CCBC”), a Delaware corporation and an indirect wholly-owned subsidiary of Essex. Following the completion of the Acquisition, CCBC changed its name to “Coast Crane Company”.

As permitted under Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, the Initial 8-K did not include certain financial statements and pro forma financial information. Essex is filing this amendment to provide the (i) historical audited and unaudited financial information of Coast and certain affiliates and related entities and (ii) unaudited pro forma financial information of Essex, in each case, required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition.

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Initial 8-K to include the financial statements, financial information and pro forma financial information required by Item 9.01 pertaining to the Acquisition. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The following financial statements of NCA Crane Parent, Inc. and Subsidiaries are being filed with this report as Exhibit 99.1:

•	Independent Auditor’s Report of Ernst & Young LLP;
•	Consolidated Balance Sheets as of March 31, 2010 and March 31, 2009;
•	Consolidated Statements of Operations for the fiscal years ended March 31, 2010 and 2009 and for the period from May 19, 2007 to March 31, 2008;
•	Consolidated Statements of Cash Flows for the fiscal years ended March 31, 2010 and 2009 and for the period from May 19, 2007 to March 31, 2008;
•	Consolidated Statements of Stockholders’ (Deficit) Equity and Comprehensive Loss for the fiscal years ended March 31, 2010 and 2009 and for the period from May 19, 2007 to March 31, 2008; and
•	Notes to Consolidated Financial Statements.

The following unaudited financial statements of Coast Crane Company and Subsidiary are being filed with this report as Exhibit 99.2:

•	Unuadited Consolidated Balance Sheets as of September 30, 2010 and 2009;
•	Unaudited Consolidated Statements of Operations for the six months ended September 30, 2010 and 2009;
•	Unaudited Consolidated Statements of Cash Flows for the six months ended September 30, 2010 and 2009; and
•	Notes to the Unaudited Consolidated Financial Statements.

(b)  Pro Forma Financial Information

The following unaudited pro forma condensed financial information is being filed with this report as Exhibit 99.3:

•	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2010;
•	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2010;
•	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009; and
•	Notes to Unaudited Pro Forma Consolidated Financial Statements.

The unaudited pro forma consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Essex’s financial position or results of operations actually would have been had Essex completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Audited consolidated financial statements of NCA Crane Parent, Inc. and Subsidiaries
99.2	Unaudited consolidated financial statements of Coast Crane Company and Subsidiary
99.3	Unuadited pro forma consolidated financial information of Essex Rental Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: February 10, 2011	By:	/s/ Martin A. Kroll
Name: Martin A. Kroll
Title: Chief Financial Officer